                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /_/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                       RICHARD L. SCOTT INVESTMENTS, LLC
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                                 KARL L. MEYER
                               ROBERT F. WALTERS
                                 FRANK J. TANKI
                                WILLEM VAN RIJN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials:

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     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                                      -2-

            The  Computer  Horizons  Full  Value  Committee  (the  "Committee"),
together with the other participants named herein, is filing materials contained in this  Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in connection with the  solicitation of proxies against a proposed merger involving
Computer Horizons Corp. (the "Company") and Analysts  International  Corporation
to be  submitted  to a vote of the  shareholders  of the  Company  at a  special meeting of  shareholders  scheduled to be held  September 2, 2005. The Committee has  also  made a  preliminary  filing  with  the SEC of a proxy  statement  and accompanying  proxy card to be used to solicit  votes to remove and  replace the
Company's  existing  Board of  Directors  at a special  meeting of  shareholders scheduled to be held on September 22, 2005.

          Item 1: On August 25, 2005, the Committee  issued the following  press release.

PRESS RELEASE

FOR IMMEDIATE RELEASE

            COMPUTER HORIZONS FULL VALUE COMMITTEE ANNOUNCES SETTING
                       OF RECORD DATE FOR SPECIAL MEETING
               OCCURS ONE DAY AFTER CRESCENDO PARTNERS FILES SUIT

                   COMPUTER HORIZONS MISSTATES STATUS OF SUIT

New York, NY, August 25, 2005 - One day after the commencement of a suit filed by Crescendo Partners where it asked the Supreme Court for the State of New
York, County of New York to force Computer Horizons (NASDAQ: CHRZ, "the
Company") to set a record date for a special meeting of shareholders requested by The Computer Horizons Full Value Committee (the "Committee"), Computer
Horizons announced the record date for the meeting. The record date set by the
Company is September 12, 2005. The special meeting, requested by the Committee for the purpose of removing and replacing the current board is to be held on
September 22, 2005.

Computer Horizons set the record date for the special meeting only 10 days prior to the date of the meeting, the minimum amount of time allowed under New York law and the Company's by-laws. Mr. Rosenfeld commented, "While we are pleased that the Company set a record date, we are disappointed that it took legal action to achieve this result."

Through the lawsuit, Crescendo Partners also seeks to require Computer Horizons to comply with the voting requirements for mergers, as set forth in New York's
Business Corporation Law. In the Company's proposed merger with Analysts
International (NASDAQ: ANLY),Crescendo Partners believes that Computer Horizons is not complying with the New York statute which requires the approval of two-thirds of all outstanding shares for a merger to be consummated.

A press release issued yesterday by Computer Horizons, in which the Company alleged that the Court denied Crescendo Partners' request for injunctive relief, misstated the status of the action. As previously disclosed by Crescendo
Partners, the Court scheduled a hearing on the matter for August 30, 2005. As a result of the hearing being scheduled prior to the September 2nd meeting, there was no need for any interim relief and therefore, none was requested or required. No interim ruling was made by the Court with respect to the substance of Crescendo Partners' motion.

Lastly, Computer Horizons stated in the same release that Crescendo Partners is attempting to prevent the voices of the shareholders from being heard at the special meeting on September 2nd. On the contrary, Crescendo's motion to the

Court specifically seeks to have the meeting proceed on September 2nd, but asks to prevent the merger from being consummated until the Court decides whether a majority or two-thirds vote is required under New York State law. The Computer
Horizons Full Value Committee is eagerly looking forward to the vote on
September 2nd.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On August 11, 2005, The Computer Horizons Full Value Committee (the
"Committee"), together with the other Participants (as defined below), filed a definitive proxy statement and accompanying proxy card with the Securities and
Exchange Commission ("SEC") to be used to solicit votes against a proposed merger involving Computer Horizons Corp. (the "Company") and Analysts
International Corporation to be submitted to a vote of the shareholders of the
Company at a special meeting of shareholders scheduled to be held on September
2, 2005 (the "Merger Special Meeting"). The Committee has also made a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the Company's existing Board of Directors at a special meeting of shareholders called for such purpose (the
"Directors Special Meeting").

THE COMMITTEE ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENTS AND OTHER PROXY MATERIALS RELATING TO THE MERGER SPECIAL MEETING AND
DIRECTORS SPECIAL MEETING AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN
IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE
SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE
SOLICITATIONS WILL PROVIDE COPIES OF THE PROXY MATERIALS, WITHOUT CHARGE, UPON
REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY
SOLICITOR, MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE PARTICIPANTS IN THE PROXY SOLICITATIONS ARE CRESCENDO PARTNERS II, L.P.,
SERIES R, CRESCENDO INVESTMENTS II, LLC, ERIC ROSENFELD, F. ANNETTE SCOTT
FLORIDA TRUST, RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST, RICHARD L. SCOTT INVESTMENTS, LLC, RICHARD L. SCOTT, STEPHEN T. BRAUN,
KARL L. MEYER, ROBERT F. WALTERS, FRANK J. TANKI, WILLEM VAN RIJN AND THE
COMPUTER HORIZONS FULL VALUE COMMITTEE (THE "PARTICIPANTS"). INFORMATION
REGARDING THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IS AVAILABLE
IN THEIR SCHEDULE 13D JOINTLY FILED WITH THE SEC ON JULY 22, 2005, AS
SUBSEQUENTLY AMENDED ON JULY 27, 2005 AND AUGUST 19, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877

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